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                                                                    EXHIBIT 99.3

                            DUKE ENERGY CORPORATION

                               OFFER TO EXCHANGE

          FIRST AND REFUNDING MORTGAGE BONDS, 3.75% SERIES B DUE 2008 WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                                      FOR

 ANY AND ALL OUTSTANDING FIRST AND REFUNDING MORTGAGE BONDS, 3.75% SERIES A DUE
                                      2008

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                , 2003, UNLESS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION.


                                                                          , 2003


To Our Clients:


     Enclosed for your consideration are a Prospectus, dated           , 2003
(the "Prospectus"), and form of Letter of Transmittal (the "Letter of Transmittal"), relating to the offer (the "Exchange Offer") by Duke Energy Corporation (the "Company") to exchange up to $500,000,000 aggregate principal amount of the Company's First and Refunding Mortgage Bonds, 3.75% Series B due 2008, which have been registered under the Securities Act of 1933, as amended (collectively, the "Exchange Bonds"), for up to $500,000,000 aggregate principal amount of outstanding First and Refunding Mortgage Bonds, 3.75% Series A due 2008 (collectively, the "Outstanding Bonds"). The terms of the Exchange Bonds are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Bonds for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Bonds are freely transferable by holders thereof, upon the terms and subject to the conditions of the enclosed Prospectus. The Company will accept for exchange any and all Outstanding Bonds properly tendered according to the terms of the Prospectus and the Letter of Transmittal. Consummation of the Exchange Offer is subject to conditions described in the Prospectus.


     This material is being forwarded to you as the beneficial owner of Outstanding Bonds held by us for your account but not registered in your name. A tender of such Outstanding Bonds may only be made by us as the registered holder and pursuant to your instructions. Therefore, the Company urges beneficial owners of Outstanding Bonds registered in the name of a broker, dealer, commercial bank, trust company or other nominee to contact such registered holder promptly if such beneficial owners wish to tender Outstanding Bonds in the Exchange Offer.

     Accordingly, we request instructions as to whether you wish to tender any or all of such Outstanding Bonds held by us for your account, pursuant to the terms and conditions set forth in the enclosed Prospectus and Letter of Transmittal. If you wish to have us do so, please so instruct us by completing, executing and returning to us the instruction form that appears on the reverse side hereof. We urge you to read carefully the Prospectus and the Letter of Transmittal before instructing us as to whether or not to tender your Outstanding Bonds.
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                                  INSTRUCTIONS

     The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Exchange Offer by the Company with respect to the Outstanding Bonds.

     This will instruct you, the registered holder, to tender the principal amount of the Outstanding Bonds indicated below held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal.

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            PRINCIPAL AMOUNT HELD
            FOR ACCOUNT HOLDER(S)                     PRINCIPAL AMOUNT TO BE TENDERED*
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

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

* Unless otherwise indicated, the entire principal amount held for the account of the undersigned will be tendered.
                                   SIGN HERE

     Dated
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     Signature(s)
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     Print Name(s)
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     Address:
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                                                  (Please include Zip Code)

     Telephone Number
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                                   (Please include Area Code)

     Tax Identification Number
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                                 (Social Security Number or Employer
                                          Identification Number)

     My Account Number With You
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